Number                                                              Shares
                      Triangle Pharmaceuticals, Inc.


TP

COMMON STOCK                                                      COMMON STOCK

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                      SEE REVERSE FOR CERTAIN DEFINITIONS


                                                               CUSIP 89589H 10 4

This Certifies that





is the owner of
                FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

Triangle Pharmaceuticals, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/Chris A. Rallis                         /s/M. Nixon Ellis
SECRETARY                                  PRESIDENT AND CHIEF OPERATING OFFICER


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY


AUTHORIZED SIGNATURE

                         TRIANGLE PHARMACEUTICALS, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --      as tenants in common
TEN ENT --      as tenants by the entireties
JT TEN  --      as joint tenants with right of
                survivorship and not as tenants
                in common

UNIF GIFT MIN ACT -- ___________________ Custodian _____________________
                           (Cust)                        (Minor)
                     under Uniform Gifts to Minors
                     Act________________________________________________
                        (State)

Additional abbreviations may also be used though not in the above list.



For value received,________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


-----------------------------------------



________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________

                              X_________________________________________________
NOTICE:THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

      SIGNATURE(S) GUARANTEED:__________________________________________________
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.